Exhibit 99.10(c)

                                   SERVICING
                                   AGREEMENT

                                    between

                     MORGAN STANLEY MORTGAGE CAPITAL INC.
                                   Purchaser

                                      and

                             INDYMAC BANK, F.S.B.
                                   Servicer

                         Dated as of September 1, 2006

      CONVENTIONAL, ADJUSTABLE AND FIXED RATE RESIDENTIAL MORTGAGE LOANS

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                               TABLE OF CONTENTS

                                                                            Page

                                   ARTICLE I

                                  DEFINITIONS

Section 1.01   Definitions.....................................................1

                                  ARTICLE II

                                   SERVICING

Section 2.01   Servicer to Service.............................................7
Section 2.02   Liquidation of Mortgage Loans...................................9
Section 2.03   Collection of Mortgage Loan Payments...........................10
Section 2.04   Establishment of and Deposits to Custodial Account.............10
Section 2.05   Permitted Withdrawals From Custodial Account...................11
Section 2.06   Establishment of and Deposits to Escrow Account................12
Section 2.07   Permitted Withdrawals From Escrow Account......................12
Section 2.08   Payment of Taxes, Insurance and Other Charges; Tax
               Service Contracts..............................................13
Section 2.09   Protection of Accounts.........................................14
Section 2.10   Maintenance of Hazard Insurance................................14
Section 2.11   Maintenance of Mortgage Impairment Insurance...................15
Section 2.12   Maintenance of Fidelity Bond and Errors and Omissions
               Insurance......................................................16
Section 2.13   Inspections....................................................16
Section 2.14   Restoration of Mortgaged Property..............................17
Section 2.15   Maintenance of PMI Policy; Claims..............................17
Section 2.16   Title, Management and Disposition of REO Property..............18
Section 2.17   Permitted Withdrawals with respect to REO Property.............19
Section 2.18   Real Estate Owned Reports......................................19
Section 2.19   Liquidation Reports............................................19
Section 2.20   Reports of Foreclosures and Abandonments of Mortgaged
               Property.......................................................20

                                  ARTICLE III

                             PAYMENTS TO PURCHASER

Section 3.01   Remittances....................................................20
Section 3.02   Statements to Purchaser........................................20
Section 3.03   Advances by Servicer...........................................21

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                                  ARTICLE IV

                         GENERAL SERVICING PROCEDURES

Section 4.01   Transfers of Mortgaged Property................................21
Section 4.02   Satisfaction of Mortgages and Release of Mortgage Files........22
Section 4.03   Servicing Compensation.........................................22
Section 4.04   Annual Statement as to Compliance..............................23
Section 4.05   Annual Independent Public Accountants' Servicing Report........23
Section 4.06   Right to Examine Servicer Records..............................23
Section 4.07   Compliance with Gramm-Leach-Bliley Act of 1999.................24

                                   ARTICLE V

                             SERVICER TO COOPERATE

Section 5.01   Provision of Information.......................................24
Section 5.02   Financial Statements; Servicing Facilities.....................24

                                  ARTICLE VI

                                  TERMINATION

Section 6.01   Termination....................................................25
Section 6.02   Termination Upon Transfer of Servicing.........................25

                                  ARTICLE VII

                               BOOKS AND RECORDS

Section 7.01   Possession of Servicing Files..................................26

                                 ARTICLE VIII

                        INDEMNIFICATION AND ASSIGNMENT

Section 8.01   Indemnification................................................27
Section 8.02   Limitation on Liability of Servicer and Others.................27
Section 8.03   Limitation on Resignation and Assignment by Servicer...........28
Section 8.04   Assignment by Purchaser........................................28
Section 8.05   Merger or Consolidation of the Servicer........................28

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                                  ARTICLE IX

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER

Section 9.01   Authority and Capacity.........................................29

                                   ARTICLE X

                  REPRESENTATIONS AND WARRANTIES OF SERVICER

Section 10.01  Due Organization and Authority.................................29
Section 10.02  Ordinary Course of Business....................................30
Section 10.03  No Conflicts...................................................30
Section 10.04  Ability to Service.............................................30
Section 10.05  Ability to Perform.............................................30
Section 10.06  No Litigation Pending..........................................30
Section 10.07  No Consent Required............................................31
Section 10.08  No Untrue Information..........................................31
Section 10.09  Reasonable Servicing Fee.......................................31

                                  ARTICLE XI

                                    DEFAULT

Section 11.01  Events of Default..............................................31
Section 11.02  Waiver of Defaults.............................................33

                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

Section 12.01  Notices........................................................33
Section 12.02  Waivers........................................................34
Section 12.03  Entire Agreement; Amendment....................................34
Section 12.04  Execution; Binding Effect......................................34
Section 12.05  Headings.......................................................34
Section 12.06  Applicable Law.................................................34
Section 12.07  Relationship of Parties........................................35
Section 12.08  Severability of Provisions.....................................35
Section 12.09  [Reserved].....................................................35
Section 12.10  Exhibits.......................................................35
Section 12.11  Counterparts...................................................35
Section 12.12  No Solicitation................................................35
Section 12.13  Cooperation of Servicer with a Reconstitution..................36
Section 12.14  Waiver of Trial by Jury........................................37
Section 12.15  Submission To Jurisdiction; Waivers............................38

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                                 ARTICLE XIII

                   COMPLIANCE WITH REGULATION AB PROVISIONS

Section 13.01  Intent of the Parties; Reasonableness..........................38
Section 13.02  Additional Representations and Warranties of the Servicer......39
Section 13.03  Information to Be Provided by the Servicer.....................40
Section 13.04  Servicer Compliance Statement..................................43
Section 13.05  Report on Assessment of Compliance and Attestation.............43
Section 13.06  Use of Subservicers and Subcontractors.........................44
Section 13.07  Indemnification; Remedies......................................45

EXHIBITS

EXHIBIT 1      FORM OF REMITTANCE REPORT
EXHIBIT 2      FORM OF CUSTODIAL ACCOUNT CERTIFICATION
EXHIBIT 3      FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT
EXHIBIT 4      FORM OF ESCROW ACCOUNT CERTIFICATION
EXHIBIT 5      FORM OF ESCROW ACCOUNT LETTER AGREEMENT
EXHIBIT 6      [RESERVED]
EXHIBIT 7      ANNUAL CERTIFICATIONS
EXHIBIT 8      SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

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                              SERVICING AGREEMENT

            This Servicing Agreement ("Servicing Agreement" or "Agreement") is entered into as of September 1, 2006, by and between INDYMAC BANK, F.S.B., a federal savings bank (the "Servicer"), and MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation (the "Purchaser").

            WHEREAS, the Purchaser and IndyMac Bank, F.S.B., as seller (the "Seller") entered into a Mortgage Loan Purchase and Warranties Agreement, dated as of September 1, 2006 (the "Purchase Agreement") pursuant to which the Purchaser agreed to purchase from the Seller certain conventional, fixed and adjustable rate, first lien, residential mortgage loans (the "Mortgage Loans") to be delivered as whole loans on a servicing retained basis; and

            WHEREAS, the Purchaser desires to have the Servicer service the Mortgage Loans, the Servicer desires to service and administer the Mortgage Loans on behalf of the Purchaser, and the parties desire to provide the terms and conditions of such servicing by the Servicer.

            NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein and for other good and valuable consideration, the receipt and the sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                  ARTICLE I

                                  DEFINITIONS

            Section 1.01 Definitions. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Purchase Agreement. The following terms are defined as follows:

            Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and incorporating the Delinquency Collection Policies and Procedures.

            Ancillary Income: All late charges, assumption fees, escrow account benefits, reinstatement fees, and similar types of fees arising from or in connection with any Mortgage Loan to the extent not otherwise payable to the Mortgagor under applicable law or pursuant to the terms of the related Mortgage Note.

            Closing Date: Shall have the meaning set forth in the applicable Purchase Price and Terms Agreement.

            Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent

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domain or condemnation, to the extent not required to be released to a
Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

            Co-op Lease: With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

            Co-op Loan: A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

            Custodial Account: The separate account or accounts created and maintained pursuant to Section 2.04.

            Cut-off Date: Shall have the meaning set forth in the applicable Purchase Price and Terms Agreement.

            Delinquency Collection Policies and Procedures: The delinquency collection policies and procedures of the Servicer.

            Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

            Determination Date: The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Remittance Date.

            Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 2.12.

            Escrow Account: The separate account or accounts created and maintained pursuant to Section 2.06.

            Escrow Payment: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

            Event of Default: Any one of the conditions or circumstances enumerated in Section 11.01.

            Exchange Act: The Securities Exchange Act of 1934, as amended.

            Fidelity Bond: A fidelity bond to be maintained by the Servicer pursuant to Section 2.12.

            Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

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            Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

            Mortgage: With respect to a Mortgage Loan that is not a Co-op Loan, the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien upon a leasehold estate of the Mortgagor. With respect to a Co-op Loan, the Security Agreement.

            Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 2.11.

            Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee Rate.

            Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

            Mortgagor: The obligor on a Mortgage Note.

            Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Purchaser.

            PMI Policy or Primary Insurance Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

            Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal (Northeast edition).

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment Period: The month preceding the month in which the related Remittance Date occurs.

            Purchase Agreement: The Mortgage Loan Purchase and Warranties Agreement, dated as of September 1, 2006, between the Purchaser and the Seller.

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            Purchase Price and Terms Agreement: With respect to each pool of
Mortgage Loans purchased pursuant to the Purchase Agreement the related agreement setting forth the general terms and conditions of the purchase transaction and identifying the Mortgage Loans to be purchased thereunder, by and between the Seller and the Purchaser.

            Purchaser: As defined in the Recitals.

            Qualified Depository: A depository the accounts of which are insured by the FDIC through the BIF or the SAIF.

            Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, approved as an insurer by Fannie Mae and Freddie Mac (or such other rating as may be required by a Rating Agency in connection with a Securitization Transaction in order to achieve the desired ratings for the securities to be issued in connection with such Securitization Transaction).

            Reconstitution: Any Securitization Transaction or Whole Loan
Transfer.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day) of any month, beginning with the first Remittance Date after the Closing Date.

            Remittance Report: As defined in Section 3.02.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Purchaser through foreclosure or by deed in lieu of foreclosure, as described in Section 2.16.

            Reporting Date: As defined in Section 3.02.

            Repurchase Price: As defined in the Purchase Agreement.

            SAIF: The Savings Association Insurance Fund, or any successor thereto.

            Securities Act: The Securities Act of 1933, as amended.

            Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or
(2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more

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portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

            Security Agreement: The agreement creating a security interest in the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Co-op Loan and the related Co-op Lease.

            Seller: As defined in the Recitals.

            Servicer: As defined in the Recitals.

            Servicer Employees: As defined in Section 2.12.

            Servicer Information: As defined in Section 13.07(a).

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, foreclosures, bankruptcies, condemnations, drug seizures, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Servicer specifies the Mortgage Loan(s) to which such expenses relate), (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and PMI Policy premiums and fire and hazard insurance coverage, (e) any losses sustained by the Servicer with respect to the liquidation of the Mortgaged Property and (f) compliance with the obligations under Section 2.08 (except with respect to any expenses incurred in connection with procuring or transferring Tax Service Contracts as provided therein).

            Servicing Agreement: This agreement between the Purchaser and the Servicer for the servicing and administration of the Mortgage Loans.

            Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

            Servicing Fee: With respect to each Mortgage Loan subject to this Agreement, an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan payable monthly. Such fee shall be payable monthly and shall be pro-rated for any portion of a month during which the Mortgage Loan is serviced by the Servicer under this Agreement. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.03) of such Monthly Payment collected by the Servicer, or as otherwise provided under Section 4.03.

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            Servicing Fee Rate: 37.5 basis points (0.375%) per annum.

            Servicing File: With respect to each Mortgage Loan, the file retained by the Servicer, during the period in which the Servicer is acting as servicer pursuant to the Servicing Agreement, consisting of originals of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed on Exhibit A to the Purchase Agreement.

            Servicing Officer: Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Purchaser upon request, as such list may from time to time be amended.

            Servicing Rights: Any and all of the following: (a) any and all rights to service the Mortgage Loans; (b) any payments to or monies received by the Servicer for servicing the Mortgage Loans; (c) any late fees, penalties or similar payments (excluding any prepayment penalties) with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the Servicer thereunder; (e) Escrow Payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected by the Servicer with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this paragraph; and (g) any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.

            Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Company or a Subservicer.

            Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

            Tax Service Contract: A paid-in-full, life-of-loan tax service contract as described in Section 2.08 hereof.

            Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

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                                  ARTICLE II

                                   SERVICING

            Section 2.01 Servicer to Service.

            (a) From and after the Closing Date, the Servicer, as an independent contractor, shall service and administer each Mortgage Loan and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices. Except as set forth in this Agreement, the Originator shall service the Mortgage Loans on an "scheduled/scheduled" basis and in strict compliance with Accepted Servicing Practices.

            Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Servicer has obtained the prior written consent of the Purchaser, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal, interest or prepayment penalties (unless the Servicer returns the prepayment penalties as indicated in the related Purchase Price and Terms Agreement or unless the Servicer waives such prepayment penalty because it is mandated by applicable law or the Servicer does so in its own discretion and remits from the Servicer's own funds, without the right to reimbursement therefore, the amount of the waived prepayment penalty to the Purchaser or its successors and assigns), reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Purchaser shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

            In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Servicer. In addition, the Servicer shall retain adequate personnel to effect such servicing and administration of the Mortgage Loans.

            The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with

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the terms hereof. For the purposes of this Agreement, Servicer shall be under no obligation to deal with any Person with respect to this Agreement or the Mortgage Loans unless the Servicer has been notified of such transfers as provided in this Section 2.01. The Purchaser may sell and transfer, in whole or in part, the Mortgage Loans, provided that no such sale and transfer shall be binding upon Servicer unless such transferee shall agree in writing to be bound by the terms of this Agreement and the Purchase Agreement, and an executed copy of the same shall have been delivered to the Servicer. Upon receipt of notice of such transfer, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans by such assignee, and the previous Purchaser shall be released from its obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the Purchaser and the Servicer and their permitted successors, assignees and designees.

            The Servicing File retained by the Servicer pursuant to this Agreement shall be appropriately marked and identified in the Servicer's computer system to clearly reflect the sale of the related Mortgage Loan to the Purchaser. The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Section 9 of the Purchase Agreement.

            The Servicer shall forward to the Custodian or, at the request of the Purchaser, to the Purchaser or its designee, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two weeks of their execution, provided, however, that the Servicer shall provide the Custodian with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within ninety days of its submission for recordation.

            In the event that such original or copy of any document submitted for recordation to the appropriate public recording office is not so delivered to the Custodian within 120 days of its submission for recordation, and in the event that the Seller does not cure such failure within 30 days of discovery or receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Seller at the price and in the manner specified in Section 9 of the Purchase Agreement. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver such original or copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided that the Seller shall instead deliver an Officer's Certificate of a servicing officer of the Seller, confirming that all such documents have been accepted for recording; provided that, upon request of the Purchaser and delivery by the Purchaser to the Seller of a schedule of the related Mortgage Loans, the Seller shall reissue and deliver to the Purchaser or its designee said officer's certificate relating to the related Mortgage Loans.

            The Servicer must have an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions. The program shall include evaluating and monitoring the overall quality of its loan production and the servicing activities of the Servicer. The program is

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to ensure that the Mortgage Loans are originated and serviced in accordance with Accepted Servicing Standards and the Underwriting Guidelines; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.

            (b) In addition to the Servicer's servicing obligations as set forth herein, the Servicer shall not consent to the placement of a lien on the Mortgaged Property senior to that of the related Mortgage.

            Section 2.02 Liquidation of Mortgage Loans

            In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 2.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as (1) the Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Servicer shall determine prudently to be in the best interest of Purchaser, and (4) is consistent with any related PMI Policy. Therefore, in connection therewith, the Servicer shall strictly comply with Accepted Servicing Practices. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 2.01 and remains delinquent for a period of 60 days or any other default continues for a period of 60 days beyond the expiration of any grace or cure period (or such other period as is required by law in the jurisdiction where the related Mortgaged Property is located), the Servicer shall commence foreclosure proceedings in accordance with the Delinquency Collection Policies and Procedures. In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 2.05) or through Insurance Proceeds (respecting which it shall have similar priority).

            Notwithstanding anything to the contrary contained herein, in connection with a foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector the Servicer shall cause the Mortgaged Property to be so inspected. Upon completion of the inspection, the Servicer shall promptly provide the Purchaser with a written report of the environmental inspection.

            After reviewing the environmental inspection report, the Purchaser shall determine how the Servicer shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 2.05 hereof. In the event the Purchaser directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 2.05 hereof.

            Section 2.03 Collection of Mortgage Loan Payments.

            Following the Closing Date the Servicer shall proceed diligently to collect all payments due under each of the related Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.
Section 2.04 Establishment of and Deposits to Custodial Account.

            The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish one or more Custodial Accounts, to be maintained under the sole dominion and control of the Purchaser and titled "IndyMac Bank, F.S.B. in trust for Morgan Stanley Mortgage Capital Inc., owner of Conventional Fixed Rate Residential Mortgage Loans, and various Mortgagors". The Custodial Account shall be established with a Qualified Depository acceptable to the Purchaser. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit 2 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit 3 hereto, in the case of an account held by a depository other than the Servicer. A copy of such certification or letter agreement shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

            The Servicer shall deposit in the Custodial Account on a daily basis on the Business Day following receipt thereof, the following collections received by the Servicer and payments made by the Servicer after the Cut-off Date, other than payments of principal and interest due on or before the Cut-off Date, or received by the Servicer prior to the Cut-off Date but allocable to a period subsequent thereto:

            (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage;

            (iii) all Liquidation Proceeds and any amount received with respect to REO Property;

            (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 2.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.14),
Section 2.11 and Section 2.15;

            (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.14;

            (vi) any amount required to be deposited in the Custodial Account pursuant to Section 2.01, 2.09, 2.16, 3.01, 4.01 or 4.02;

            (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 9 of the Purchase Agreement;

            (viii) any prepayment penalties received with respect to any Mortgage Loan or payable by the Servicer pursuant to Section 2.01 (unless the related Purchase Price and Terms Agreement indicates otherwise);

            (ix) any amounts required to be deposited by the Servicer pursuant to Section 2.11 in connection with the deductible clause in any blanket hazard insurance policy; and

            (x) with respect to each Principal Prepayment an amount (to be paid by the Servicer out of its funds) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate.

            The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, unless otherwise provided herein, Ancillary Income need not be deposited by the Servicer into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 2.05.

            Section 2.05 Permitted Withdrawals From Custodial Account.

            Subject to Section 3.01, on each Remittance Date, the Servicer shall be entitled to funds from the Custodial Account for the following purposes:

            (i) to pay to itself the Servicing Fee;

            (ii) to reimburse itself for unreimbursed Servicing Advances (except to the extent reimbursed pursuant to Section 2.07), any accrued but unpaid Servicing Fees and for unreimbursed advances of Servicer funds made pursuant to Sections 2.16 or 3.03, the Servicer's right to reimburse itself pursuant to this subclause (ii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Purchaser except that, where the Seller is required to repurchase a Mortgage Loan pursuant to Section 9 of the Purchase Agreement or Section 4.02 of this Agreement, the Servicer's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

            (iii) to pay itself any interest earned on funds deposited in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date); and

            (iv) to clear and terminate the Custodial Account upon the termination of this Agreement. Section 2.06 Establishment of and Deposits to Escrow Account. The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "IndyMac Bank, F.S.B., as servicer, in trust for Morgan Stanley Mortgage Capital Inc., owner of Conventional Fixed Rate Residential Mortgage Loans, and various Mortgagors". The Escrow Account shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Funds deposited in the Escrow Accounts may be drawn on by the Servicer in accordance with Section 2.07. The creation of any Escrow Account shall be evidenced by a certification in the form of
Exhibit 4 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit 5 hereto, in the case of an account held by a depository other than the Servicer. A copy of such certification shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

            The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

            (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

            (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

            The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 2.07. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Servicer shall pay from its own funds interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

            Section 2.07   Permitted Withdrawals From Escrow Account.

            Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

            (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

            (ii) to reimburse itself for any Servicing Advance relating to taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and PMI Policy premiums and fire and hazard insurance coverage made by the Servicer with respect to a related Mortgage Loan (except with respect to any expenses incurred in procuring or transferring Tax Service Contracts pursuant to Section 2.08), but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

            (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan or applicable federal or state law or judicial or administrative ruling;

            (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

            (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 2.14;

            (vi) to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account; and

            (vii) to clear and terminate the Escrow Account on the termination of this Agreement.

            Section 2.08 Payment of Taxes, Insurance and Other Charges; Tax Service Contracts.

            With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine whether any such payments are made by the Mortgagor at the time they first become due. The Servicer assumes full responsibility for the payment of all such bills and shall effect payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and the Servicer shall make advances from its own funds to effect such payments within such time period as will avoid the loss of the related Mortgaged Property by foreclosure of a tax or other lien.

            The Servicer shall ensure that each of the Mortgage Loans shall be covered by a Tax Service Contract which shall be assigned to the Purchaser or the Purchaser's designee at the Servicer's expense in the event that the Servicer is no longer the servicer of the related Mortgage Loan(s) hereunder. To the extent that a Mortgage Loan does not have a Tax Service Contract, the Servicer shall pay to a tax service vendor the appropriate fee to obtain coverage.

            Section 2.09 Protection of Accounts.

            The Servicer may transfer the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be withheld unreasonably.

            The Servicer shall bear any expenses, losses or damages sustained by the Purchaser because the Escrow Account are not demand deposit accounts.

            Section 2.10 Maintenance of Hazard Insurance.

            The Servicer shall cause to be maintained for each Mortgage Loan, hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated as described in the Underwriting Guidelines against loss by fire, hazards of extended coverage and such other hazards as are required to be insured pursuant to Accepted Servicing Practices, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the aggregate unpaid principal balance of the Mortgage Loan and, (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

            If required by the National Flood Insurance Act of 1968, as amended, each Mortgage Loan is, and shall continue to be, covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier rated as described in the Underwriting Guidelines in an amount representing coverage not less than the least of (i) the aggregate unpaid principal balance of the related Mortgage Loan and of any mortgage loan senior to such Mortgage Loan, (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, as amended (regardless of whether the area in which such Mortgaged Property is located is participating in such program), and (iii) the full replacement value of the improvements which are part of such Mortgaged Property. If a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the National Flood Insurance Act of 1968, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf.

            If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with Accepted Servicing Practices, and secure from the owner's association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

            The Servicer shall cause to be maintained on each Mortgaged Property such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

            In the event that the Purchaser or the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

            All policies required hereunder shall name the Servicer and its successors and assigns as a mortgagee and loss payee and shall be endorsed with non contributory standard or New York mortgagee clauses which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

            The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are as described in the Underwriting Guidelines and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Servicer shall determine that such policies provide sufficient risk coverage and amounts as required pursuant to Accepted Servicing Practices, that they insure the property owner, and that they properly describe the property address. The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date; provided, however, that in the event that no such notice is furnished by the Servicer, the Servicer shall ensure that replacement insurance policies are in place in the required coverages and the Servicer shall be solely liable for any losses in the event coverage is not provided.

            Pursuant to Section 2.04, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Servicer's normal servicing procedures as specified in Section 2.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05.

            Section 2.11 Maintenance of Mortgage Impairment Insurance.

            In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 2.10 and otherwise complies with all other requirements of Section 2.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 2.10. Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section
2.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 2.10, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer's funds, without reimbursement therefor. Upon request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

            Section 2.12 Maintenance of Fidelity Bond and Errors and Omissions Insurance.

            The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 2.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and Errors and Omissions Insurance Policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guides or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide. Upon the request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of such Fidelity Bond and Errors and Omissions Insurance Policy and a statement from the surety and the insurer that such Fidelity Bond and Errors and Omissions Insurance Policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

            Section 2.13  Inspections.

            The Servicer shall inspect the Mortgaged Property as often as is deemed necessary by the Servicer to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 45 and less than 60 days delinquent, the Servicer shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices. The Servicer shall keep a written report of each such inspection.

            Section 2.14  Restoration of Mortgaged Property.

            The Servicer need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices and the terms of this Agreement. At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

            (i) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

            (ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

            (iii) the Servicer shall verify that the Mortgage Loan is not in default; and

            (iv) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

            If the Purchaser is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

            Section 2.15 Maintenance of PMI Policy; Claims.

            With respect to each Mortgage Loan covered by a PMI Policy, as set forth on the Mortgage Loan Schedule, the Servicer shall, without any cost to the Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a PMI Policy, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, for the term of such Mortgage Loan. In the event that such PMI Policy shall be terminated, the Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy. If the insurer shall cease to be a Qualified Insurer, the Servicer shall determine whether recoveries under the PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Servicer shall in no event have any responsibility or liability for any failure to recover under the PMI Policy for such reason. If the Servicer determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 4.01, the Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement PMI Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy in a timely fashion in accordance with the terms of such PMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy respecting a defaulted Mortgage Loan. Pursuant to Section 2.04, any amounts collected by the Servicer under any PMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 2.05.

            Section 2.16 Title, Management and Disposition of REO Property.

            In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Servicer or the Purchaser's designee, on behalf of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

            The Servicer shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Purchaser. The Servicer shall notify the Purchaser from time to time as to the status of each REO Property.

            The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Servicer determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Purchaser shall be entered into with respect to such purchase money mortgage.

            The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, flood insurance in the amount required in Section 2.10 hereof.

            The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Servicer shall reimburse itself pursuant to Section 2.05(iii) hereof, for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to this Section, and on the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser; provided that such distribution shall, in any event, be made within ninety (90) days from and after the closing of the sale of such REO Property.

            With respect to each REO Property, the Servicer shall hold all funds collected and received in connection with the operation of the REO Property in the Custodial Account. The Servicer shall cause to be deposited on a daily basis upon the receipt thereof in each Custodial Account all revenues received with respect to the conservation and disposition of the related REO Property.

            Section 2.17 Permitted Withdrawals with respect to REO Property.

            The Servicer shall withdraw funds on deposit in the Custodial Account with respect to each related REO Property necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 2.10 and the fees of any managing agent acting on behalf of the Servicer. The Servicer shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in Section 2.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

            Section 2.18 Real Estate Owned Reports.

            Together with the statement furnished pursuant to Section 2.19, the Servicer shall furnish to the Purchaser on or before the 10th Business Day of each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

            Section 2.19 Liquidation Reports.

            Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

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

            Section 2.20 Reports of Foreclosures and Abandonments of Mortgaged Property.

            Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

                                 ARTICLE III

                             PAYMENTS TO PURCHASER

            Section 3.01 Remittances.

            With respect to each Determination Date, the Servicer shall submit to the Purchaser the Remittance Report required by Section 3.02 of this Agreement, setting forth the sources and uses of funds deposited and to be deposited by the Servicer into the Custodial Account. If such monthly remittance advice is determined by the Purchaser to be in order, on each Remittance Date the Servicer shall cause all amounts deposited in the Custodial Account as of the close of business on the immediately preceding Determination Date, minus any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date (which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts) to be remitted as follows: (i) to the Servicer, amounts due to the Servicer pursuant to Section 2.05, and (ii) to the Purchaser, all funds remaining in the Custodial Account.

            With respect to any funds deposited in the Custodial Account after the second Business Day following the Business Day on which such deposit was required to be made, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

            Section 3.02 Statements to Purchaser.

            Each month, no later than the 10th Business Day (the "Reporting Date"), the Servicer shall furnish to the Purchaser a remittance report, in the form of Exhibit 1 hereto (the "Remittance Report"), in electronic format acceptable to the Purchaser, containing information regarding funds collected during the prior calendar month.

            In addition, not more than 60 days after the end of each calendar year, commencing with the first December 31 following the Cut-off Date, the Servicer shall furnish to each Person who was a Purchaser of the Mortgage Loans at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

            Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

            The Servicer shall provide any and all information necessary for the preparation and filing of tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to any Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. Section 3.03 Advances by Servicer.

            On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds an amount equal to all Monthly Payments which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 2.01. The Servicer's obligation to make such advances as to any Mortgage Loan will continue through the earlier to occur of
(a) the last Monthly Payment due prior to the payment in full of the Mortgage Loan or (b) the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds, and Condemnation Proceeds) with respect to the Mortgage Loan. To the extent permitted under Section 2.05 hereof, the Servicer shall be entitled to first priority reimbursement for principal and interest advances and for Servicing Advances from recoveries from the related Mortgagor or from all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Mortgage Loan.

                                  ARTICLE IV

                         GENERAL SERVICING PROCEDURES

            Section 4.01 Transfers of Mortgaged Property.

            The Servicer shall be required to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy, if any.

            If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer, in the Purchaser's name, shall, to the extent permitted by applicable law, enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guarantee insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

            To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the Underwriting Guidelines for approving the credit of the proposed transferee which are used by the Servicer with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet the Underwriting Guidelines, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan. Section 4.02 Satisfaction of Mortgages and Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall notify the Purchaser in the Monthly Remittance Advice as provided in Section 3.02, and may request the release of any Mortgage Loan Documents from the Purchaser in accordance with this Section 4.02 hereof. The Servicer shall obtain discharge of the related Mortgage Loan as of record within any related time limit required by applicable law.

            If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Servicer shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within 2 Business Days of receipt of such demand by the Purchaser. The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 2.12 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

            Section 4.03 Servicing Compensation.

            As consideration for servicing the Mortgage Loans, the Servicer shall withdraw the Servicing Fee with respect to each Mortgage Loan from the Custodial Account pursuant to Section 2.05 hereof. Such Servicing Fee shall be payable monthly, computed on the basis of the number of Mortgage Loans subject to this Agreement. The Servicing Fee shall be pro-rated when servicing is for less than one month. The obligation of the Purchaser to pay, and the Servicer's right to withdraw, the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 2.05), of such Monthly Payment collected by the Servicer, or as otherwise provided under Section 2.05.

            Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein. Section 4.04 Annual Statement as to Compliance.

            The Servicer shall deliver to the Purchaser, on or before March 10th each year beginning March 10, 2007, and, if applicable, on the related Transfer Date an Officer's Certificate, stating that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) the Servicer has complied fully with the provisions of
Article II and Article IV, and (iii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

            Section 4.05 Annual Independent Public Accountants' Servicing
Report.

            As long as any Mortgage Loans are being serviced hereunder, or were serviced during the prior calendar year on, or before March 10th of each year beginning March 10, 2007, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans and this Agreement and that such firm is of the opinion that the provisions of Article II and Article III have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for such exceptions as such firm shall believe to be immaterial.

            Section 4.06 Right to Examine Servicer Records.

            The Purchaser shall have the right to examine and audit any and all of the books, records, or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.

            Section 4.07 Compliance with Gramm-Leach-Bliley Act of 1999.

            With respect to each Mortgage Loan and the related Mortgagor, the Servicer shall comply with Title V of the Gramm-Leach-Bliley Act of 1999, as amended and all applicable regulations promulgated thereunder, and shall provide all notices required thereunder.

                                   ARTICLE V

                             SERVICER TO COOPERATE

            Section 5.01 Provision of Information.

            During the term of this Agreement, the Servicer shall furnish to the Purchaser such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Purchaser or the purposes of this Agreement. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give.

            The Servicer shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

            Section 5.02 Financial Statements; Servicing Facilities.

            In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective purchaser audited financial statements of the corporate group that includes the Servicer for the most recently completed five fiscal years for which such statements are available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by any Consolidated Statement of Operations. The Servicer also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the corporate group that includes the Servicer (and are available upon request to members or stockholders of the corporate group that includes the Servicer or to the public at large). The Servicer shall furnish promptly to the Purchaser or a prospective purchaser copies of the statements specified above.

            The Servicer shall make available to the Purchaser or any prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the corporate group that includes the Servicer, and to permit any prospective purchaser to inspect the Servicer's servicing facilities for the purpose of satisfying such prospective purchaser that the Servicer has the ability to service the Mortgage Loans as provided in this Agreement.

                                  ARTICLE VI

                                  TERMINATION

            Section 6.01 Termination.

            (a) Termination of Servicer. The respective obligations and responsibilities of the Servicer shall terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; or (ii) by mutual consent of the Servicer and the Purchaser in writing; or (iii) in the event that the Mortgage Loans become the subject of a Securitization Transaction, in accordance with any requirements of any rating agency which has rated or will rate some or all of the securities issued in connection with such Securitization Transaction, as such requirements pertain to such Securitization Transaction.

            (b) Agency Suspension. Should the Servicer at any time during the term of this Agreement have its right to service temporarily or permanently suspended by Fannie Mae and Freddie Mac or otherwise cease to be an approved servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, then the Purchaser may immediately terminate this Agreement and accelerate performance of the provisions of the Purchase Agreement to require immediate transfer of the Servicing Rights.

            Section 6.02 Termination Upon Transfer of Servicing.

            (a) Termination Procedures. Subject to Section 11.01, the Purchaser may terminate this Agreement and transfer the servicing from the Servicer with respect to the Mortgage Loans on such date as the Purchaser shall inform the Servicer (the "Transfer Date") by providing written notice to the Servicer at least 30 Business Days prior to the Transfer Date of its intent to transfer the servicing of the Mortgage Loans from the Servicer on the Transfer Date, provided that, in any event, the Servicer shall be given timely notice to allow it to notify the related mortgagors of the transfer of servicing in accordance with the requirements of the Real Estate Settlement Procedures Act and the Cranston Gonzalez National Affordable Housing Act of 1990, as amended. On or before the Transfer Date specified by the Purchaser in accordance with this paragraph (a) for the transfer of servicing from the Servicer, the Servicer shall prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Loan Documents necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the related Mortgage Loans and related documents, at the Purchaser's sole expense. The Servicer shall cooperate fully with the Purchaser and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder.

            Except as otherwise provided in this Agreement, on the Transfer Date for each Mortgage Loan, this Agreement, except for Articles VI, VIII, IX and X which shall survive the related Transfer Date, shall terminate with respect to such Mortgage Loan.

            (b) Servicing Advances and Advances of Principal and Interest. The Servicer shall be reimbursed for any Servicing Advances or advances of principal and interest in relation to any Mortgage Loan no later than five (5) Business Days following the related Transfer Date, notwithstanding the fact that the Servicer or the successor servicer has not received a Monthly Payment or Liquidation Proceeds in relation to such Mortgage Loan. At such time, the Servicer shall be entitled to be reimbursed for all unreimbursed Servicing Advances and/or advances of principal and interest with respect to such Mortgage Loan on a first priority basis from the Monthly Payment or Liquidation Proceeds received with respect to such Mortgage Loan. This Section 6.02(b) shall survive each Transfer Date.

                                 ARTICLE VII

                               BOOKS AND RECORDS

            Section 7.01 Possession of Servicing Files.

            The contents of each Servicing File are and shall be held in trust by the Servicer for the benefit of the Purchaser as the owner thereof. The Servicer shall maintain in the Servicing File a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Purchaser. The possession of the Servicing File by the Servicer is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, pursuant to this Agreement, and such retention and possession by the Servicer is in its capacity as Servicer only and at the election of the Purchaser. The Servicer shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Servicer's servicing of the Mortgage Loans pursuant to this Agreement, or is in connection with a repurchase of any Mortgage Loan pursuant to Section 9 of the Purchase Agreement.

            The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Servicer shall maintain in its possession, available for inspection by the Purchaser's designee, and shall deliver to the Purchaser or its designee upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, including but not limited to documentation as to the method used in determining the applicability of the provisions of the National Flood Insurance Act of 1968, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project pursuant to Accepted Servicing Practices and periodic inspection reports as required by Section 2.13.

            The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell or transfer one or more of the Mortgage Loans, provided, however, that the transferee will not be deemed to be a Purchaser hereunder binding upon the

Servicer unless such transferee shall agree in writing to be bound by the terms of this Agreement and of the assignment and assumption of this Agreement executed by the transferee shall have been delivered to the Servicer. The Purchaser also shall advise the Servicer of the transfer. Upon receipt of notice of the transfer, the Servicer shall cause its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

                                 ARTICLE VIII

                        INDEMNIFICATION AND ASSIGNMENT

            Section 8.01 Indemnification.

            The Servicer agrees to indemnify and hold the Purchaser harmless from any liability, claim, loss or damage (including, without limitation, any reasonable legal fees, judgments or expenses relating to such liability, claim, loss or damage) to the Purchaser directly or indirectly resulting from the Servicer's failure:

            (a) to observe and perform any or all of Servicer's duties, obligations, covenants, agreements, warranties or representations contained in this Agreement or in the Purchase Agreement; or

            (b) to comply with all applicable requirements with respect to the servicing of the Mortgage Loans as set forth herein.

            The Servicer immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement.

            Section 8.02 Limitation on Liability of Servicer and Others.

            Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, its own negligent actions, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may, with the prior written consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action.

            Section 8.03 Limitation on Resignation and Assignment by Servicer.

            The Purchaser has entered into this Agreement with the Servicer and subsequent purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall not assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Purchaser, which consent shall be granted or withheld in the sole discretion of the Purchaser.

            The Servicer shall not resign from the obligations and duties hereby imposed on it except by consent of the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 6.02.

            Without in any way limiting the generality of this Section 8.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 12.01, without any payment of any penalty or damages and without any liability whatsoever to the Purchaser or any third party.

            Section 8.04 Assignment by Purchaser.

            The Purchaser shall have the right, without the consent of the Servicer, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an assignment and assumption agreement and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee. Any such notice of assignment shall be in writing and delivered to the Servicer as provided in Section 12.01 of this Agreement.

            Section 8.05 Merger or Consolidation of the Servicer.

            The Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement. Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a company whose business includes the origination and servicing of mortgage loans, shall meet the requirements set forth in Section 6.02 hereof, and shall have a tangible net worth not less than $25,000,000.

                                  ARTICLE IX

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER

            As of the Closing Date, the Purchaser warrants and represents to, and covenants and agrees with, the Servicer as follows:

            Section 9.01 Authority and Capacity.

            The execution, delivery and performance by the Purchaser of this Agreement has been duly and validly authorized by all necessary corporate action. This Agreement constitutes a legal, valid and enforceable obligation of the Purchaser.

                                  ARTICLE X

                  REPRESENTATIONS AND WARRANTIES OF SERVICER

            As of the Closing Date, the Servicer warrants and represents to, and covenants and agrees with, the Purchaser as follows:

            Section 10.01 Due Organization and Authority.

            The Servicer is a federal savings bank duly organized, validly existing and in good standing under the laws of the United States of America as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments or transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

            Section 10.02 Ordinary Course of Business.

            The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

            Section 10.03 No Conflicts.

            Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's charter or by-laws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

            Section 10.04 Ability to Service.

            The Servicer is an approved servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is in good standing to enforce, originate, sell mortgage loans to, and service mortgage loans in the jurisdictions wherein the Mortgaged Properties are located and with Fannie Mae and Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac.

            Section 10.05 Ability to Perform.

            The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

            Section 10.06 No Litigation Pending.

            There is no action, suit, proceeding or investigation pending or threatened against the Servicer, before any court, administrative agency or other tribunal asserting the invalidity of this Agreement, seeking to prevent the consummation of any of the transactions contemplated by this Agreement or which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement.

            Section 10.07 No Consent Required.

            No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the servicing of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date.

            Section 10.08 No Untrue Information.

            Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading.

            Section 10.09 Reasonable Servicing Fee.

            The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement and the Purchase Agreement.

                                  ARTICLE XI

                                    DEFAULT

            Section 11.01 Events of Default.

            The following shall constitute an Event of Default under this Agreement on the part of the Servicer:

            (a) any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser; or

            (b) the failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of 30 days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser or by the Custodian; or

            (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (d) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

            (e) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (f) the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof; or

            (g) the Servicer fails to maintain its license to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located.

            In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Servicer, may immediately terminate without compensation all the rights and obligations of the Servicer under this Agreement and any Reconstitution Agreement and in and to the Mortgage Loans and the proceeds thereof, provided, however, that with respect to any termination as a result of an Event of Default under clause (c) or (d) above, the Servicer, within sixty (60) days following receipt of such notice from the Purchaser, shall have the right to deliver to the Purchaser a firm commitment by a third party servicer (an "Acceptable Commitment"), which commitment is in form and substance acceptable to the Purchaser in its sole discretion, to purchase the Servicing Rights and assume the servicing obligations hereunder or under any Reconstitution Agreement related to any of the Mortgage Loans; provided further that such third party servicer is acceptable to the Purchaser in its sole discretion.

            Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 6.02. Upon written request from the Purchaser, the Servicer shall prepare, execute and deliver any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense. The Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

            Section 11.02 Waiver of Defaults.

            The Purchaser may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                 ARTICLE XII

                           MISCELLANEOUS PROVISIONS

            Section 12.01 Notices.

            All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given upon the delivery or mailing thereof, as the case may be, sent by registered or certified mail, return receipt requested:

            (a) If to Purchaser to:

                    Morgan Stanley Mortgage Capital Inc.
                    1221 Avenue of the Americas
                    27th Floor
                    New York, New York 10020
                    Attention:  Peter Woroniecki - Whole Loan Operations Manager
                    Fax:  212-507-3565
                    Email:  peter.woroniecki@morganstanley.com

            with copies to:

                    Jeff Williams
                    Morgan Stanley - Servicing Oversight
                    5002 T-Rex Ave
                    Suite 300
                    Boca Raton, Florida 33431
                    Fax:  561-443-6040
                    Email:  jeff.williams@morganstanley.com

            (b) If to Servicer to:

                    IndyMac Bank, F.S.B.
                    Capital Markets

                    3465 E. Foothill Boulevard
                    Pasadena, California 91107
                    Attention:  SVP, Chief Operations Officer

            Section 12.02 Waivers.

            Either the Servicer or the Purchaser may upon consent of all parties, by written notice to the others:

            (a) Waive compliance with any of the terms, conditions or covenants required to be complied with by the others hereunder; and

            (b) Waive or modify performance of any of the obligations of the others hereunder.

            The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

            Section 12.03 Entire Agreement; Amendment.

            This Agreement and the Purchase Agreement constitute the entire agreement between the parties with respect to servicing of the Mortgage Loans. This Agreement may be amended and any provision hereof waived, but, only in writing signed by the party against whom such enforcement is sought.

            Section 12.04 Execution; Binding Effect.

            This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Sections 8.03 and 8.04, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Purchaser and their respective successors and assigns.

            Section 12.05 Headings.

            Headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

            Section 12.06 Applicable Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies hereunder shall be determined in accordance with the substantive laws of the State of New York (without regard to conflicts of laws principles), except to the extent preempted by Federal law.

            Section 12.07 Relationship of Parties.

            Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties. The duties and responsibilities of the Servicer shall be rendered by it as an independent contractor and not as an agent of the Purchaser. The Servicer shall have full control of all of its acts, doings, proceedings, relating to or requisite in connection with the discharge of its duties and responsibilities under this Agreement.

            Section 12.08 Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 12.09 [Reserved].

            Section 12.10 Exhibits.

            The exhibits to this Agreement are hereby incorporated and made a part hereof and are integral parts of this Agreement.

            Section 12.11 Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

            Section 12.12 No Solicitation.

            From and after the Closing Date, the Servicer agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Servicer's behalf, to personally, by telephone or mail (via electronic means or otherwise), solicit the borrower or obligor under any Mortgage Loan for any purpose whatsoever, including to refinance a Mortgage Loan, in whole or in part, without (i) the prior written consent of the Purchaser; or (ii) written notice from the related borrower or obligor under a Mortgage Loan of such party's intention to refinance such Mortgage Loan. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Purchaser pursuant hereto on the Closing Date and the Servicer shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Servicer or any affiliate of the Servicer which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this
Section 12.12.

            Section 12.13 Cooperation of Servicer with a Reconstitution.

            The Servicer and the Purchaser agree that with respect to some or all of the Mortgage Loans, after the Closing Date, on one or more dates (each a "Reconstitution Date") at the Purchaser's sole option, the Purchaser may effect a sale (each, a "Reconstitution") of some or all of the Mortgage Loans then subject to this Agreement, without recourse, to:

                  a) Fannie Mae under its Cash Purchase Program or MBS Program (Special Servicing Option) (each a "Fannie Mae Transfer"); or

                  b)    Freddie Mac (the "Freddie Mac Transfer"); or

                  c) one or more third party purchasers in one or more Whole Loan Transfers; or

                  d) one or more trusts or other entities to be formed as part of one or more Securitization Transactions.

            The Servicer agrees to execute in connection with any Agency Transfer, any and all pool purchase contracts, and/or agreements reasonably acceptable to the Servicer among the Purchaser, the Servicer, Fannie Mae or Freddie Mac (as the case may be) and any servicer in connection with a Whole Loan Transfer, an assignment and assumption agreement or a participation and servicing agreement in form and substance reasonably acceptable to the Servicer, and in connection with a Securitization Transaction, a pooling and servicing agreement or sale and servicing agreement in form and substance reasonably acceptable to the Servicer (collectively the agreements referred to herein are designated, the "Reconstitution Agreements").

            With respect to each Whole Loan Transfer and each Securitization Transaction entered into by the Purchaser, the Servicer agrees (1) to cooperate fully with the Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures; (2) to execute, deliver and perform all Reconstitution Agreements required by the Purchaser;
(3) to restate the representations and warranties set forth in this Agreement as of the settlement or closing date in connection with such Reconstitution. In that connection, the Servicer shall provide to such master servicer or issuer, as the case may be, and any other participants in such Reconstitution:
(i) any and all information and appropriate verification of information which may be reasonably available to the Servicer or its affiliates, whether through letters of its auditors and counsel or otherwise, as the Purchaser or any such other participant shall request; (ii) such additional reasonable representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Servicer as are believed necessary by the Purchaser or any such other participant; and
(iii) to execute, deliver and satisfy all conditions set forth in any indemnity agreement required by the Purchaser or any such participant mutually agreeable to the Servicer and the Purchaser. The Servicer shall indemnify the Purchaser, each Affiliate designated by the Purchaser and each Person who controls the Purchaser or such Affiliate and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that each of them may sustain in any way related to any information provided by or on behalf of the Servicer regarding the Servicer, the

Servicer's servicing practices or performance, the Mortgage Loans or the Underwriting Guidelines set forth in any offering document prepared in connection with any Reconstitution. Moreover, the Servicer agrees to cooperate with all reasonable requests made by the Purchaser to effect such Reconstitution Agreements. But in no event shall the Servicer be obligated to any greater extent under a Reconstitution Agreement than it is under this Agreement. For purposes of this Section, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement.

            All Mortgage Loans not sold or transferred pursuant to a Reconstitution shall remain subject to this Agreement and, if this Agreement shall remain in effect with respect to the Mortgage Loans, shall continue to be serviced in accordance with the terms of this Agreement and the Purchase Agreement and with respect thereto this Agreement shall remain in full force and effect.

            With respect to any Securitization Transaction, the Servicer agrees that on or prior to March 1st of each year, the Servicer shall deliver to the Purchaser and the trustee for such Securitization Transaction, a certification substantially the form annexed hereto as Exhibit 7, executed by the senior officer in charge of servicing at the Servicer, for inclusion in the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission with respect to the trust formed for such Securitization Transaction. The Servicer shall indemnify and hold harmless the Purchaser, the depositor for such Securitization Transaction, the trustee for such Securitization Transaction and their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Servicer's obligations under this paragraph or the Servicer's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the indemnified party, then the Servicer agrees that it shall contribute to the amount paid or payable by such depositor and/or such trustee as a result of the losses, claims, damages or liabilities of such depositor and/or such trustee in such proportion as is appropriate to reflect the relative fault of such depositor or such trustee, as the case may be, on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this paragraph or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

Section 12.14  Waiver of Trial by Jury.

            THE SERVICER AND THE PURCHASER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            Section 12.15 Submission To Jurisdiction; Waivers.

            The Servicer hereby irrevocably and unconditionally:

            (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

            (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

            (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH THE PURCHASER SHALL HAVE BEEN NOTIFIED; AND

            (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

                                 ARTICLE XIII

                   COMPLIANCE WITH REGULATION AB PROVISIONS

            Section 13.01 Intent of the Parties; Reasonableness.

            The Purchaser and the Servicer acknowledge and agree that the purpose of Article XIII of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Servicer acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

            Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Servicer shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer any Subservicer and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

            Section 13.02 Additional Representations and Warranties of the Servicer.

            (a) The Servicer shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 13.03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer ; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer has been disclosed or reported by the Servicer ; (iv) no material changes to the Servicer 's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer 's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer or any Subservicer; and (vii) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

            (b) If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Section 13.03, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

            Section 13.03 Information to Be Provided by the Servicer .

            In connection with any Securitization Transaction the Servicer shall (i) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (c) and (f) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Servicer , provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Section.

            (a) If so requested by the Purchaser or any Depositor, the Servicer shall provide such information regarding each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

            (A)   [Reserved];

            (B)   [Reserved];

            (C) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer and each Subservicer; and

            (D) a description of any affiliation or relationship between the Servicer , each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

                        (1)   the sponsor;
                        (2)   the depositor;
                        (3)   the issuing entity;
                        (4)   any servicer;
                        (5)   any trustee;
                        (6)   any originator;
                        (7)   any significant obligor;
                        (8)   any enhancement or support provider; and
                        (9)   any other material transaction party.

            (b) [Reserved].

            (c) If so requested by the Purchaser or any Depositor, the Servicer shall provide such information regarding the Servicer , as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a

"Servicer"), as is requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, at a minimum:

            (A)   the Servicer's form of organization;

            (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                        (1) whether any prior securitizations of mortgage
                  loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                        (2) the extent of outsourcing the Servicer utilizes;

                        (3) whether there has been previous disclosure of
                  material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                        (4) whether the Servicer has been terminated as
                  servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                        (5) such other information as the Purchaser or any
                  Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

            (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

            (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

            (E) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

            (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

            (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

            (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

            (d) If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) notify the Purchaser and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Servicer or any Subservicer and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer or any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

            (e) As a condition to the succession to the Servicer or any SubServicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Purchaser and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

            (f) In addition to such information as the Servicer , as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Purchaser or any Depositor, the Servicer shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required by the Purchaser or any Depositor to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB and to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB relating to Static Pool Information regarding the performance of the Mortgage Loans on the basis of the Purchaser's or such Depositor's reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB (including without limitation as to the format and content of such Static Pool Information) in connection with any future securitization by the Purchaser or any Depositor of mortgage loans of a similar type as the Mortgage Loans. Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Servicer under this Agreement commencing with the first such report due in connection with the applicable Securitization Transaction).

            Section 13.04 Servicer Compliance Statement.

            On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Purchaser and any Depositor a statement of compliance addressed to the Purchaser and such Depositor and signed by an authorized officer of the Servicer , to the effect that (i) a review of the Servicer 's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

            Section 13.05 Report on Assessment of Compliance and Attestation.

            (a) On or before March 1 of each calendar year, commencing in 2007, the Servicer shall:

            (i) deliver to the Purchaser and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser and such Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 8 hereto delivered to the Purchaser concurrently with the execution of this Agreement;

            (ii) deliver to the Purchaser and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

            (iii) cause each Subservicer, and each Subcontractor determined by the Company pursuant to Section 13.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and
      (b) of this Section; and

            (iv) deliver to the Purchaser, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit 7.

            The Servicer acknowledges that the parties identified in clause
(a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Purchaser nor any Depositor will request delivery of a certification under clause (a)(iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

            (b) Each assessment of compliance provided by a Subservicer pursuant to Section 13.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 7 hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 13.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 13.06.

            Section 13.06 Use of Subservicers and Subcontractors.

            The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

            (a) The Servicer shall not hire or otherwise utilize the services of any Subservicer with respect to the Mortgage Loans without giving the Purchaser or its designee fifteen (15) calendar days' advance written notice of the effective date of such hiring or utilization of a Subservicer, followed by written confirmation of such hiring or utilization of a Subservicer on the effective date of such engagement and indicating the circumstances surrounding such hiring or utilization. Any notices required by this Section 13.06(a) shall be sent via telecopier or certified or registered mail to the addresses set forth below: John P.

Cavanagh, Servicer Oversight Group, 5002 T-Rex Avenue, Suite 300, Boca Raton, Florida 33431, Telecopy: 561-544-5603 and emailed to: regab_servicer_notice@morganstanley.com, with a copy to Brian Victor, McKee Nelson LLP, 1 Battery Park Plaza, New York, New York, 10004, Telecopy:
212-777-4299, Email: bvictor@mckeenelson.com (or such other address as such Person may otherwise specify to Servicer). The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 13.02, 13.03(c) and (e), 13.04, 13.05 and 13.07 of this
Agreement to the same extent as if such Subservicer were the Servicer , and to provide the information required with respect to such Subservicer under
Section 13.03(d) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 13.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 13.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 13.05 as and when required to be delivered.

            (b) It shall not be necessary for the Servicer to seek the consent of the Purchaser or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Purchaser and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Purchaser and such Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

            As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 13.05 and 13.07 of this Agreement to the same extent as if such Subcontractor were the Servicer . The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 13.05, in each case as and when required to be delivered.

Section 13.07  Indemnification; Remedies.

            (a) The Servicer shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the

Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this Article XIII by or on behalf of the Servicer , or provided under this Article XIII by or on behalf of any Subservicer or Subcontractor (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

            (ii) any failure by the Servicer , any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this
      Article XIII, including any failure by the Servicer to identify pursuant to Section 13.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

            (iii) any breach by the Servicer of a representation or warranty set forth in Section 13.02(a) or in a writing furnished pursuant to
      Section 13.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 13.02(b) to the extent made as of a date subsequent to such closing date.

            In the case of any failure of performance described in clause
(a)(ii) of this Section, the Servicer shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer or any Subcontractor.

            (b) (i) Any failure by the Seller, Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Article XIII or under Section 34 of the Purchase Agreement, or any breach by the Servicer of a representation or warranty set forth in Section 13.02(a) or in a writing furnished pursuant to Section 13.02(b) or any breach by the

Seller of a representation or warranty set forth in Section 34.02(a) of the Purchase Agreement or in a writing furnished pursuant to Section 34.02(b) of the Purchase Agreement and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 13.02(b) or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Section 34.02(b) of the Purchase Agreement to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer ; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

            (ii) Any failure by the Servicer , any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 13.04 or 13.05, including (except as provided below) any failure by the Servicer to identify pursuant to Section 13.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer ; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

            Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of the Company pursuant to this subparagraph (b)(ii) if a failure of the Company to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

            (iii) The Servicer shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

                           [Signature Page Follows]

            IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date and year first above written.

                                            MORGAN STANLEY MORTGAGE CAPITAL INC.
                                                (the Purchaser)


                                            By: _______________________________
                                            Name:
                                            Title:


                                            INDYMAC BANK, F.S.B.
                                                (the Servicer)


                                            By: _______________________________
                                            Name:
                                            Title:

                                   EXHIBIT 1

                               REMITTANCE REPORT


                                   Exh. 1-1

                                   EXHIBIT 2

                        CUSTODIAL ACCOUNT CERTIFICATION

                                                              _______ __, 200_

            The Servicer hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 2.04 of the Servicing Agreement, dated as of September 1, 2006, Conventional Fixed Rate Mortgage Loans.

Title of Account:       "IndyMac Bank, F.S.B. in trust for Morgan Stanley
                        Mortgage Capital Inc., owner of Conventional Fixed
                        Rate Residential Mortgage Loans, and various
                        Mortgagors."

Account Number:       _____________________

Address of office or branch
of the Servicer at
which Account is maintained: ______________________________

                                               INDYMAC BANK, F.S.B.,
                                               Servicer


                                               By:___________________________
                                               Name:_________________________
                                               Title:________________________


                                               Date:_________________________


                             Exh. 2-1

                                   EXHIBIT 3

                      CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                              _______ __, 200_

To:     ___________________________

        ___________________________

        ___________________________
        (the "Depository")

            As Servicer under the Servicing Agreement, dated as of September 1, 2006, (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 2.04 of the Agreement, to be designated "IndyMac Bank, F.S.B. in trust for Morgan Stanley Mortgage Capital Inc., owner of Residential Mortgage Loans, and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                            INDYMAC BANK, F.S.B.,

                                            Servicer

                                            By:___________________________

                                            Name:_________________________

                                            Title:________________________

                                            Date:_________________________


                             Exh. 3-1

            The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").

                                            ______________________________
                                                   Depository

                                            By:___________________________

                                            Name:_________________________

                                            Title:________________________

                                            Date:_________________________


                             Exh. 3-2

                                   EXHIBIT 4

                         ESCROW ACCOUNT CERTIFICATION

                                                           _________ ___, 200_

            ________________________ hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 2.06 of the Servicing Agreement, dated as of September 1, 2006, Residential Mortgage Loans.

Title of Account:       "IndyMac Bank, F.S.B., as servicer, in trust for
                        Morgan Stanley Mortgage Capital Inc., owner of
                        Residential Mortgage Loans, and various Mortgagors."

Account Number:       ___________________

Address of office or branch
of the Servicer at
which Account is maintained:        _________________________


                                               _________________________


                                               _________________________


                                               _________________________

                                               INDYMAC BANK, F.S.B.,

                                               Servicer

                                               By:_____________________________

                                               Name:___________________________

                                               Title:__________________________


                             Exh. 4-1

                                   EXHIBIT 5

                        ESCROW ACCOUNT LETTER AGREEMENT

                                                             _______ ___, 200_

To:     _____________________________

        _____________________________

        _____________________________
        (the "Depository")

            As Servicer under the Servicing Agreement, dated as of September 1, 2006, Conventional Fixed Rate Residential Mortgage Loans (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 2.06 of the Agreement, to be designated as "IndyMac Bank, F.S.B., as servicer, in trust for Morgan Stanley Mortgage Capital Inc., owner of Conventional Fixed Rate Residential Mortgage Loans, and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                               INDYMAC BANK, F.S.B.,

                                               Servicer


                                               By:______________________________


                                               Name:____________________________


                                               Title:___________________________


                                               Date:____________________________


                             Exh. 5-1

            The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").

                                            _________________________
                                                       Depository


                                            By:________________________________


                                            Name:______________________________


                                            Title:_____________________________


                                            Date:______________________________


                             Exh. 5-2

                                   EXHIBIT 6

                DELINQUENCY COLLECTION POLICIES AND PROCEDURES


                                   Exh. 6-1

                                   EXHIBIT 7

                                 CERTIFICATION

      Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

            I, ________________________________, the _______________________
of [NAME OF COMPANY] (the "Company"), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

            First, I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

            Second, Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

            Third, Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

            Fourth, I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement, in all material respects; and

            Fifth, The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material

                                   Exh. 7-1
      instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:   _________________________
_________________________________
[Signature]
[Title]


                                   Exh. 7-2

                                   EXHIBIT 8

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

            The assessment of compliance to be delivered by [IndyMac Bank, F.S.B] [Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

-------------------- ------------------------------------------------------- --------------------
                                                                                 Applicable
                                       Servicing Criteria                    Servicing Criteria
-------------------- ------------------------------------------------------- --------------------
     Reference                              Criteria
-------------------- ------------------------------------------------------- --------------------
                                General Servicing Considerations
-------------------- ------------------------------------------------------- --------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any
                     performance or other triggers and events of default
                     in accordance with the transaction agreements.
-------------------- ------------------------------------------------------- --------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced
                     to third parties, policies and procedures are
                     instituted to monitor the third party's performance
                     and compliance with such servicing activities.
-------------------- ------------------------------------------------------- --------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to
                     maintain a back-up servicer for the mortgage loans
                     are maintained.
-------------------- ------------------------------------------------------- --------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in
                     effect on the party participating in the servicing
                     function throughout the reporting period in the
                     amount of coverage required by and otherwise in
                     accordance with the terms of the transaction
                     agreements.
-------------------- ------------------------------------------------------- --------------------
                               Cash Collection and Administration
-------------------- ------------------------------------------------------- --------------------
1122(d)(2)(i)        Payments on mortgage loans are deposited into the
                     appropriate custodial bank accounts and related bank
                     clearing accounts no more than two business days
                     following receipt, or such other number of days
                     specified in the transaction agreements.
-------------------- ------------------------------------------------------- --------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an
                     obligor or to an investor are made only by authorized
                     personnel.
-------------------- ------------------------------------------------------- --------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding
                     collections, cash flows or distributions, and any
                     interest or other fees charged for such advances, are
                     made, reviewed and approved as specified in the
                     transaction agreements.
-------------------- ------------------------------------------------------- --------------------

                                   Exh. 8-1

-------------------- ------------------------------------------------------- --------------------
                                                                                 Applicable
                                       Servicing Criteria                    Servicing Criteria
-------------------- ------------------------------------------------------- --------------------
     Reference                              Criteria
-------------------- ------------------------------------------------------- --------------------
1122(d)(2)(iv)       The related accounts for the transaction, such as
                     cash reserve accounts or accounts established as a
                     form of overcollateralization, are separately
                     maintained (e.g., with respect to commingling of
                     cash) as set forth in the transaction agreements.
-------------------- ------------------------------------------------------- --------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally
                     insured depository institution as set forth in the
                     transaction agreements. For purposes of this
                     criterion, "federally insured depository institution"
                     with respect to a foreign financial institution means
                     a foreign financial institution that meets the
                     requirements of Rule 13k-1(b)(1) of the Securities
                     Exchange Act.
-------------------- ------------------------------------------------------- --------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent
                     unauthorized access.
-------------------- ------------------------------------------------------- --------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for
                     all asset-backed securities related bank accounts,
                     including custodial accounts and related bank
                     clearing accounts. These reconciliations are
                     (A) mathematically accurate; (B) prepared within 30
                     calendar days after the bank statement cutoff date,
                     or such other number of days specified in the
                     transaction agreements; (C) reviewed and approved by
                     someone other than the person who prepared the
                     reconciliation; and (D) contain explanations for
                     reconciling items. These reconciling items are
                     resolved within 90 calendar days of their original
                     identification, or such other number of days
                     specified in the transaction agreements.
-------------------- ------------------------------------------------------- --------------------
                               Investor Remittances and Reporting
-------------------- ------------------------------------------------------- --------------------
1122(d)(3)(i)        Reports to investors, including those to be filed
                     with the Commission, are maintained in accordance
                     with the transaction agreements and applicable
                     Commission requirements. Specifically, such reports
                     (A) are prepared in accordance with timeframes and
                     other terms set forth in the transaction agreements;
                     (B) provide information calculated in accordance with
                     the terms specified in the transaction agreements;
                     (C) are filed with the Commission as required by its
                     rules and regulations; and (D) agree with investors'
                     or the trustee's records as to the total unpaid
                     principal balance and number of mortgage loans
                     serviced by the Servicer.
-------------------- ------------------------------------------------------- --------------------

                                   Exh. 8-2

-------------------- ------------------------------------------------------- --------------------
                                                                                 Applicable
                                       Servicing Criteria                    Servicing Criteria
-------------------- ------------------------------------------------------- --------------------
     Reference                              Criteria
-------------------- ------------------------------------------------------- --------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted
                     in accordance with timeframes, distribution priority
                     and other terms set forth in the transaction
                     agreements.
-------------------- ------------------------------------------------------- --------------------
1122(d)(3)(iii)      Disbursements made to an investor are posted within
                     two business days to the Servicer's investor records,
                     or such other number of days specified in the
                     transaction agreements.
-------------------- ------------------------------------------------------- --------------------
1122(d)(3)(iv)       Amounts remitted to investors per the investor
                     reports agree with cancelled checks, or other form of
                     payment, or custodial bank statements.
-------------------- ------------------------------------------------------- --------------------
                                   Pool Asset Administration
-------------------- ------------------------------------------------------- --------------------
1122(d)(4)(i)        Collateral or security on mortgage loans is
                     maintained as required by the transaction agreements
                     or related mortgage loan documents.
-------------------- ------------------------------------------------------- --------------------
1122(d)(4)(ii)       Mortgage loan and related documents are safeguarded
                     as required by the transaction agreements
-------------------- ------------------------------------------------------- --------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset
                     pool are made, reviewed and approved in accordance
                     with any conditions or requirements in the
                     transaction agreements.
-------------------- ------------------------------------------------------- --------------------
1122(d)(4)(iv)       Payments on mortgage loans, including any payoffs,
                     made in accordance with the related mortgage loan
                     documents are posted to the Servicer's obligor
                     records maintained no more than two business days
                     after receipt, or such other number of days specified
                     in the transaction agreements, and allocated to
                     principal, interest or other items (e.g., escrow) in
                     accordance with the related mortgage loan documents.
-------------------- ------------------------------------------------------- --------------------
1122(d)(4)(v)        The Servicer's records regarding the mortgage loans
                     agree with the Servicer's records with respect to an
                     obligor's unpaid principal balance.
-------------------- ------------------------------------------------------- --------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an
                     obligor's mortgage loans (e.g., loan modifications or
                     re-agings) are made, reviewed and approved by
                     authorized personnel in accordance with the
                     transaction agreements and related pool asset
                     documents.
-------------------- ------------------------------------------------------- --------------------

                                   Exh. 8-3

-------------------- ------------------------------------------------------- --------------------
                                                                                 Applicable
                                       Servicing Criteria                    Servicing Criteria
-------------------- ------------------------------------------------------- --------------------
     Reference                              Criteria
-------------------- ------------------------------------------------------- --------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g.,
                     forbearance plans, modifications and deeds in lieu of
                     foreclosure, foreclosures and repossessions, as
                     applicable) are initiated, conducted and concluded in
                     accordance with the timeframes or other requirements
                     established by the transaction agreements.
-------------------- ------------------------------------------------------- --------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained
                     during the period a mortgage loan is delinquent in
                     accordance with the transaction agreements. Such
                     records are maintained on at least a monthly basis,
                     or such other period specified in the transaction
                     agreements, and describe the entity's activities in
                     monitoring delinquent mortgage loans including, for
                     example, phone calls, letters and payment
                     rescheduling plans in cases where delinquency is
                     deemed temporary (e.g., illness or unemployment).
-------------------- ------------------------------------------------------- --------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for
                     mortgage loans with variable rates are computed based
                     on the related mortgage loan documents.
-------------------- ------------------------------------------------------- --------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor
                     (such as escrow accounts): (A) such funds are
                     analyzed, in accordance with the obligor's mortgage
                     loan documents, on at least an annual basis, or such
                     other period specified in the transaction agreements;
                     (B) interest on such funds is paid, or credited, to
                     obligors in accordance with applicable mortgage loan
                     documents and state laws; and (C) such funds are
                     returned to the obligor within 30 calendar days of
                     full repayment of the related mortgage loans, or such
                     other number of days specified in the transaction
                     agreements.
-------------------- ------------------------------------------------------- --------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or
                     insurance payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments,
                     provided that such support has been received by the
                     servicer at least 30 calendar days prior to these
                     dates, or such other number of days specified in the
                     transaction agreements.
-------------------- ------------------------------------------------------- --------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any
                     payment to be made on behalf of an obligor are paid
                     from the servicer's funds and not charged to the
                     obligor, unless the late payment was due to the
                     obligor's error or omission.
-------------------- ------------------------------------------------------- --------------------

                                   Exh. 8-4

-------------------- ------------------------------------------------------- --------------------
                                                                                 Applicable
                                       Servicing Criteria                    Servicing Criteria
-------------------- ------------------------------------------------------- --------------------
     Reference                              Criteria
-------------------- ------------------------------------------------------- --------------------
1122(d)(4)(xiii)     Disbursements made on behalf of an obligor are posted
                     within two business days to the obligor's records
                     maintained by the servicer, or such other number of
                     days specified in the transaction agreements.
-------------------- ------------------------------------------------------- --------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts
                     are recognized and recorded in accordance with the
                     transaction agreements.
-------------------- ------------------------------------------------------- --------------------
1122(d)(4)(xv)       Any external enhancement or other support, identified
                     in Item 1114(a)(1) through (3) or Item 1115 of
                     Regulation AB, is maintained as set forth in the
                     transaction agreements.
-------------------- ------------------------------------------------------- --------------------


                                            [INDYMAC BANK, F.S.B] [SUBSERVICER]



                                            Date:______________________________





                                   Exh. 8-5